UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 28, 2013

Carrollton Bancorp
(Exact name of registrant as specified in its charter)

Maryland	000-23090	52-1660951
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

2329 West Joppa Road, Suite 325, Lutherville, MD	21093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (410) 494-2580

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07       Submission of Matters to a Vote of Security Holders.

(a)	and (b) Voting Results.

At the 2013 annual meeting of stockholders of Carrollton Bancorp (the “Company”) held on August 28, 2013, the stockholders voted on:  (i) the approval of an amendment to the Company’s Articles of Incorporation, as amended and restated, to declassify the Company’s Board of Directors (Proposal 1); (ii) the election of nine director nominees to serve until the 2014 annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 2); (iii) the ratification of the appointment of McGladrey, LLP as the Company’s independent registered public accounting firm for 2013 (Proposal 4); (iv) the adoption of a non-binding advisory resolution approving the compensation paid to the Company’s named executive officers for 2012 (Proposal 5); and (v) the frequency (every one, two or three years) of future advisory votes on the compensation paid to the Company’s named executive officers (non-binding advisory vote) (Proposal 6).  These matters were submitted to a vote through the solicitation of proxies.  The results of the votes are set forth below.

Proposal 1 – Amendment to the Articles of Incorporation to Declassify the Board of Directors:

For	Against	Abstain	Broker Non-Votes
8,490,035	90,809	4,512	279,127

Proposal 2 – Election of Directors:

	For	Withheld	Abstain	Broker Non-Votes
Robert J. Aumiller Steven K. Breeden	8,555,668 8,555,051	29,688 30,305	- -	279,127 279,127
Kevin G. Byrnes Kevin B. Cashen	8,553,899 8,537,994	31,457 47,362	- -	279,127 279,127
Mark M. Caplan Harold I. Hackerman	8,555,662 8,555,078	29,694 30,278	- -	279,127 279,127
Charles L. Maskell, Jr.	8,555,680	29,676	-	279,127
Shaun E. Murphy	8,534,309	51,047	-	279,127
Joseph J. Thomas	8,551,971	33,385	-	279,127

Proposal 4 – Ratification of the Appointment of McGladrey, LLP:

For	Against	Abstain	Broker Non-Votes
8,850,030	8,178	629	5,646

Proposal 5 – Adoption of a non-binding advisory resolution approving the compensation paid to the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
8,397,284	85,733	107,984	273,482

Proposal 6 – Recommendation, by non-binding advisory vote, on the frequency (every one, two or three years) of future advisory votes to approve the compensation paid to the Company’s named executive officers:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
8,405,829	37,717	56,413	85,396	279,127

(d)           Frequency of Future Say-on-Pay Votes.

Consistent with the Board of Director’s recommendation set forth in the Company’s definitive proxy statement for the 2013 annual meeting of stockholders and after considering the voting results with respect to Proposal 6 discussed above, the Board of Directors has decided that the stockholder advisory vote to approve the compensation paid to the Company’s named executive officers will be held each year, commencing with the Company’s 2014 annual meeting of stockholders and continuing thereafter until such time that the frequency vote is next presented to stockholders or until the Board of Directors determines otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLLTON BANCORP

Dated:  August 29, 2013                                                                          By:      /s/ Kevin B. Cashen
Kevin B. Cashen
President & Chief Executive Officer